EXHIBIT 99.2


                     FORM OF NOTICE OF GUARANTEED DELIVERY



                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                                  CILCORP INC.

THIS FORM OR ONE SUBSTANTIALLY EQUIVALENT HERETO MUST BE USED TO ACCEPT THE EXCHANGE OFFER OF CILCORP INC. (THE "COMPANY") MADE PURSUANT TO THE PROSPECTUS, DATED [ ], 1999 (THE "PROSPECTUS"), IF CERTIFICATES FOR THE OUTSTANDING 8.700% SENIOR NOTES DUE 2009 OF THE COMPANY (THE "OLD NOTES") OR 9.375% SENIOR BONDS DUE 2029 OF THE COMPANY (THE "OLD BONDS" AND, TOGETHER WITH THE OLD NOTES, THE "OLD SECURITIES") ARE NOT IMMEDIATELY AVAILABLE OR IF THE PROCEDURE FOR BOOK-ENTRY TRANSFER CANNOT BE COMPLETED ON A TIMELY BASIS OR TIME WILL NOT PERMIT ALL REQUIRED DOCUMENTS TO REACH THE BANK OF NEW YORK, AS EXCHANGE AGENT (THE "EXCHANGE AGENT") BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE OF THE EXCHANGE OFFER. SUCH FORM MAY BE DELIVERED OR TRANSMITTED BY FACSIMILE TRANSMISSION, MAIL OR HAND DELIVERY TO THE EXCHANGE AGENT AS SET FORTH BELOW. IN ADDITION, IN ORDER TO UTILIZE THE GUARANTEED DELIVERY PROCEDURE TO TENDER OLD SECURITIES PURSUANT TO THE EXCHANGE OFFER, A COMPLETED, SIGNED AND DATED LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) OR AN AGENT'S MESSAGE MUST ALSO BE RECEIVED BY THE EXCHANGE AGENT BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. CAPITALIZED TERMS NOT DEFINED HEREIN ARE DEFINED IN THE LETTER OF TRANSMITTAL.

               DELIVERY TO: THE BANK OF NEW YORK, EXCHANGE AGENT

     BY REGISTERED OR CERTIFIED MAIL:         BY HAND OR OVERNIGHT DELIVERY:
              The Bank of New York                 The Bank of New York
             101 Barclay Street, 7E                 101 Barclay Street
           New York, New York 10286          Corporate Trust Services Window
      Attention: Reorganization Section                Ground Level
                                                 New York, New York 10286
                                            Attention: Reorganization Section

                             FOR INFORMATION CALL:
                                (212) [        ]

                           BY FACSIMILE TRANSMISSION
                       (FOR ELIGIBLE INSTITUTIONS ONLY):
                               (212) [        ]

                             CONFIRM BY TELEPHONE:
                               (212) [        ]

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.


Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Securities set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes Tendered:* $
                                          --------------------------------------

Certificate Nos. (if available):
                                 -----------------------------------------------

Total Principal Amount Represented by Old Notes Certificate(s): $
                                                                 ---------------

Principal Amount of Old Bonds Tendered:* $
                                          --------------------------------------

Certificate Nos. (if available):
                                ------------------------------------------------

Total Principal Amount Represented by Old Bonds Certificate(s): $
                                                                 ---------------

If Old Securities will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

Account Number


-------------------------------------

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.


                               PLEASE SIGN HERE


------------------------------------      ------------------------------------

------------------------------------      ------------------------------------
 SIGNATURE(S) OF OWNER(S) OR              DATE
 AUTHORIZED SIGNATORY

Area Code and Telephone Number:

------------------------------------


Must be signed by the holder(s) of Old Securities as their name(s) appear(s) on certificates for Old Securities or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     PLEASE PRINT NAME(S) AND ADDRESS(ES)



Name(s):

------------------------------------

------------------------------------

Capacity:

------------------------------------

Address(es):

------------------------------------

------------------------------------

------------------------------------


* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.


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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old Securities tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Securities into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter(s) of Transmittal (or manually signed facsimile(s) thereof), with any required signature guarantee, or an Agent's Message and any other required documents, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date hereof.

  ---------------------------------       ----------------------------------
             Name of Firm                        Authorized Signature

  ---------------------------------      Title:
              Address                          -----------------------------

  ---------------------------------      Name:
              Zip Code                          ----------------------------
                                                  (Please type or print)

  ---------------------------------      Dated:
         Area Code and Tel. No.                  ---------------------------


NOTE: DO NOT SEND CERTIFICATES FOR OLD SECURITIES WITH THIS FORM. CERTIFICATES FOR OLD SECURITIES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.
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